FRANKLIN TEMPLETON


1KILO
Fine Gold
999.9

A Sustainable Approach to Gold Investing

May 2023



Bobby Eng, CIMA ®
Senior Vice President,
Head of Platform & Institutional ETF Distribution
Franklin Templeton Canada



Bart Melek
Managing Director
Global Head of Commodity Strategy
TD Securities



Todd Mathias, CFA
Head of US ETF Product Strategy & Development
Franklin Templeton

In collaboration with **TD Securities**

Agenda

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- Welcome Remarks
- Is Gold Setting Up for a Sustained Bull Run?
- Digging into Responsibly Sourced Gold
- Closing Remarks

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Franklin Responsibly Sourced Gold ETF (FGDL)

May 2023

Introduction to the LBMA

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London Bullion Market Association

Trade associate that establishes minimum precious metal refiners to be on the **good delivery list**

Good Delivery List

Refiners whose bars have been accredited by LBMA as meeting the exacting standards for trading on the London OTC market (Loco London)

Daily notional gold volumes in US-dollar billions*



58.18
41.93
10.94
3.57
1.81
2.39
Loco London
Comex
Shanghai Futures Exchange
Shanghai Gold Exchange
Other gold futures exchanges
Gold-backed ETFs

Sources: Bloomberg, COMEX, Dubai Gold & Commodities Exchange, ICE Benchmark Administration, London Metal Exchange, Multi Commodity Exchange of India, Nasdaq, Shanghai Gold Exchange, Shanghai Futures Exchange, Tokyo Commodities Exchange, World Gold Council; Disclaimer

*Based on 2021 average daily volumes. For descriptions and methodologies for each data series please see: https://www.gold.org/goldhub/data/gold-trading-volumes

What is responsible gold?

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Gold sourced from LBMA accredited refiners that commit to implementing a set of internationally recognized standards intended to ensure, among other things, that gold is mined through verified supply chains.

For example, approved LBMA refiners are required to demonstrate their efforts to:

Respect the environment, including management of harmful chemicals or pollutants

Combat money laundering, terrorist financing and human rights abuses

How does the LBMA determine what gold is 'responsible'?

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The LBMA's Responsible Sourcing Program is based on the five-step framework for risk-based due diligence:


1
Establish management systems
2
Assess risks
3
Respond to risks
4
Carry-out third-party audits
5
Report

There is no guarantee that the Gold Guidance or the Responsible Sourcing Program will be implemented as intended, and there may be instances of non-compliance that are undetected.

Neither the Sponsor nor the Fund is responsible for setting, implementing or enforcing the LBMA's Good Delivery standards and may have limited or no ability to independently verify gold sourcing due diligence undertaken by the LBMA.

Gold Guidance Document

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The Responsible Gold Guidance (RGG)

- Document that underpins LBMA's Responsible Sourcing Program:
- First version was in 2011, the document is currently on its 9th iteration

> "Our mission is to ensure the highest levels of leadership, integrity and transparency for the global precious metals industry by advancing standards and developing market solutions."
>
> -LBMA


Sustainability and Responsible Sourcing Report
2022

Source: LBMA

LBMA oversight in action

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**Exclusionary example:
Suspension of Russian Refiners**

A week after Russia's invasion of Ukraine, LBMA moved to suspend all six Russian refiners



**Improver Example:
Need for Due Diligence in Venezuela**

Miners illegally searching for gold





In Venezuela, small artisanal miners have left as President Maduro made deals with bigger miners

Source: lbma.org and reuters.com

Improver Case Study
Artisanal Small-Scale Miners ("ASM")

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The challenge

- 15 million miners worldwide account for 20% of production – , but only 1% of them comes through LBMA
- Mercury in ASM is the world's biggest contributor to Mercury poisoning, leading to physical deformities and brain damage

The opportunity

- Including more small-scale miners under LBMA's oversight would help:
  - Improve communities in developing nations by decreasing amount of illegal trafficked gold
  - Decreased water contamination from mercury extraction

Gold as a strategic investment

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5 Worst Years for S&P 500 Since 1990



Excess Return vs S&P 500 (%)
60
50
40
30
20
10
0
2008
2002
2022
2001
2000
Bloomberg US Agg Bond TR USD
LBMA Gold Price PM USD



Calendar Year Return (%)
0
-10
-20
-30
-40
2008
2002
2022
2001
2000
Equity (60%)/Fixed Income (40%)
Equity (60%)/Fixed Income (30%)/Gold (10%)
Equity (60%)/Fixed Income (35%)/Gold (5%)
S&P 500

Correlation since 1990

S&P 500	1.00					
Bloomberg U.S. Agg	0.17	1.00				
LBMA Gold Price	0.07	0.36	1.00			
MSCI EAFE	0.87	0.21	0.17	1.00		
MSCI EM	0.73	0.23	0.31	0.86	1.00	
S&P/TSX Composite	0.82	0.17	0.31	0.84	0.83	1.00

Sharpe Ratio	5 Year	10 Year	15 Year	20 Year
S&P 500	0.59	0.79	0.61	0.63
60/40 Portfolio	0.55	0.76	0.68	0.70
60/30/10 Portfolio	0.61	0.78	0.70	0.75
60/35/5 Portfolio	0.58	0.77	0.69	0.73

Fund Performance (%)



30
20
10
0
1 Month
3 Month
YTD
6 Month
FGDL
Largest US Gold ETF
LBMA Gold Price

Gold may reduce extreme volatility, may limit drawdowns, and offers a low correlation to financial assets such as stocks and bonds.

Source: Morningstar, as of 4/30/2023

Traditional Equity/Fixed Income: 60% S&P 500 and 40% Bloomberg U.S. Aggregate Bond. Equity/Fixed Income/Gold [10%]: 60% S&P 500, 30% Bloomberg U.S. Aggregate Bond, and 10% LMBA Gold Price. Equity/Fixed Income/Gold [5%]: 60% S&P 500, 35% Bloomberg U.S. Aggregate Bond, and 5% LMBA Gold Price.

Indexes are unmanaged. One cannot invest directly in an index.

For Professional Client Use Only. Not for distribution to Retail Clients.

Fee impact on long-term allocations

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Cost case study:

FGDL delivers access to the price and performance of the gold bullion, less annual expenses of 15 basis points. According to Morningstar, fees range from 9bps–52bps for gold ETFs with similar investment objectives. The table on the right shows the potential savings of a hypothetical investment of $100m in a fund across different expense ratios.

Hypothetical $100m investment

	COST	
Expense Ratio	Hold for 1 Year	Hold for 3 Years
0.09%	$90K	$270K
0.15%	$150K	$450K
0.25%	$250K	$750K
0.40%	$400K	$1.2M
0.52%	$520K	$1.6M

Franklin Responsibly Sourced Gold ETF

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Looking inside the vault

FGDL defines responsibly sourced gold as London Good Delivery gold bullion bars that were refined on or after January 1, 2012 (referred to as "post-2012 gold").

All post-2012 gold has been refined in accordance with LBMA's Gold Guidance.

FGDL Gold Bars by Year Mined
As of March 31, 2023



2016
19
2017
22
2019
24
2020
43
2022
11
2023
26

FGDL

The Fund's objective is to reflect the performance of the price of gold bullion, less expenses, and the Fund seeks to hold only responsibly sourced gold.

Benchmark
LBMA Gold Price PM

ETF Structure
Physical

Sponsor Fee*
0.15%

Inception Date
June 30, 2022

Gold Custodian
JPMorgan Chase Bank, N.A.

Franklin Holdings, LLC is the Fund's Sponsor. The Fund's only ordinary recurring expense is the Sponsor's annual fee applied to the NAV of the Fund. The Sponsor's annual fee accrues daily and is payable by the Fund monthly in arrears. The Fund's expenses will reduce the NAV of the Fund. Shares of the Fund are bought and sold at market price. Brokerage commissions will reduce returns. The Fund seeks to hold only post-2012 gold in its allocated account. If, due to a lack of liquidity, the Custodian is unable to allocate post-2012 gold to the Fund's allocated account, the Custodian will do so as soon as reasonably practicable.

Effective May 19, 2023, Franklin Responsibly Sourced Gold ETF changed its ticker to FGDL.

For Professional Client Use Only. Not for distribution to Retail Clients.

Important disclosures

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Effective May 19, 2023, Franklin Responsibly Sourced Gold ETF changed its ticker to FGDL.

The Fund is not an investment company registered under the Investment Company Act of 1940 (1940 Act), and therefore is not subject to the same regulatory requirements as mutual Funds or ETFs registered under the 1940 Act. The Fund is not a commodity pool for purposes of the Commodity Exchange Act (CEA) and accordingly is not subject to the regulatory protections afforded by the CEA. The Fund has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Fund has filed with the SEC, when available, for more complete information about the Fund and this offering. You may obtain these documents for free by visiting EDGAR on the SEC website at sec.gov or by visiting **franklintempleton.com**.

All investments involve risks, including possible loss of principal.

Before you invest, for more complete information about the Fund and this offering, you should carefully read the Fund's prospectus, including all risk factors. An investment in the Fund is subject to market risk with respect to the gold markets. The market price of gold bullion has been historically unpredictable, and the market price of the gold bullion held by the Fund may go up and down, sometimes rapidly or unpredictably, including, for example, in response to large scale distress sales of gold or other significant economic or geopolitical events that disrupt gold trading markets and/or supply chains, among other factors. An investment in the Fund is not intended as a complete investment plan, may be more volatile than an investment in a more broadly diversified portfolio and may fluctuate substantially over time.

The Fund's shares may trade at a price which is at, above or below the NAV per share.

The Fund is a passive investment vehicle and is not actively managed, meaning it does not manage its portfolio to sell gold bullion at times when its price is high, or to acquire gold bullion at low prices in the expectation of future price increases. An investment in the Fund's shares is not suitable for all investors. The Fund's shares are not interests or obligations of the Fund's Sponsor or its affiliates and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is subject to responsible sourcing due diligence risk. The Fund defines responsibly sourced gold with reference to the specific criteria established and monitored by the LBMA through its Responsible Sourcing Programme and the Gold Guidance thereunder. The Fund does not establish, maintain, monitor or control the standards or requirements under the LBMA Responsible Sourcing Programme or the Gold Guidance.

The amount of gold represented by each Fund share will decrease over the life of the Fund due to the sales of gold necessary to pay the Sponsor's fee and Fund expenses. Without increases in the price of gold sufficient to compensate for that decrease, the price of the Fund's shares will decline and you will lose money on your investment.

There are special risks related to the custody of the Fund's gold bullion. Failure by the custodian to exercise due care in the safekeeping of the Fund's gold bullion could result in a loss to the Fund.

Franklin Holdings, LLC is the Fund's Sponsor (the "Sponsor"). The Fund is a series of Franklin Templeton Holdings Trust (the "Trust"). The Trust is a Delaware statutory trust that was formed on April 19, 2021. Shares of the Fund are not obligations of, and are not guaranteed by, the Sponsor or any of its subsidiaries or affiliates. BNY Mellon Asset Servicing, a division of The Bank of New York Mellon, or "BNYM," is the Administrator (the "Administrator") and Transfer Agent (the "Transfer Agent") of the Fund. BNYM also serves as the custodian of the Fund's cash, if any. JPMorgan Chase Bank, N.A., London branch ("JPMorgan"), serves as the custodian (the "Custodian") of the Fund's gold bullion. Delaware Trust Company, a subsidiary of the Corporation Services Company, is the sole trustee of the Trust (the "Trustee"). Franklin Distributors, LLC, an affiliate of the Sponsor, is the Fund's marketing agent (the "Marketing Agent").

This content is intended only for Canadian institutional investors that qualify as "permitted clients" as defined in National Instrument 31-103 – Registration Requirements, Exemptions and Ongoing Registrant Obligations. U.S. securities laws generally limit a non-U.S. fund's purchase of a U.S. registered mutual fund or ETF (a "U.S. Fund") to no more than 3% of the U.S. Fund's voting stock.

Commissions, management fees and expenses may all be associated with investments in ETFs. Investors should carefully consider an ETF's investment objectives and strategies, risks, fees and expenses before investing. The prospectus and ETF facts contain this and other information. Please read the prospectus and ETF facts carefully before investing. ETFs trade like stocks, fluctuate in market value and may trade at prices above or below the ETF's net asset value. Brokerage commissions and ETF expenses will reduce returns.

THANK YOU